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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     /X/ Filed by the registrant
     / / Filed by a party other than the registrant
     Check the appropriate box:
     / / Preliminary proxy statement
     / / Definitive proxy statement
     /X/ Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-2

                          NATIONAL FUEL GAS COMPANY
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                  (Name of Registrant as Specified in Charter)

                          NATIONAL FUEL GAS COMPANY
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              (Name of Person(s) Filing the Information Statement)

Payment of filing fee (check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                           NATIONAL FUEL GAS COMPANY

                              10 LAFAYETTE SQUARE
                            BUFFALO, NEW YORK 14203

BECAUSE OF DELAYS IN MAIL,
PLEASE SIGN AND RETURN THE
ENCLOSED PROXY EVEN IF
YOU RETURNED THE ORIGINAL

January 27, 1995

Dear Stockholder:

                                   A REMINDER

On January 5, 1995, proxy soliciting material was mailed to you relating to the Annual Meeting of Stockholders to be held on Thursday, February 16, 1995.

According to our records, we have not yet received your proxy for this meeting.

Since the meeting is only a short time away, we urge you to give the proxy materials your immediate attention. Please SIGN AND RETURN your proxy TODAY in the envelope provided.

You can help the Company to avoid further expense and delay by responding promptly.

Thank you for your cooperation.

                              Very truly yours,

                              Richard M. DiValerio, Secretary

                              PLEASE ACT PROMPTLY